UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2026

LION COPPER CORP.
(Exact name of registrant as specified in its charter)

British Columbia	000-55139	98-1664106
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

517 West Bridge St., Suite A
 Yerington, Nevada, United States 89447
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (775) 463-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2026, Lion Copper Corp. (the “Company”) appointed John Banning to the board of directors of the Company. Mr. Banning currently serves as the Chief Executive Officer of the Company. There are no arrangements or understandings between Mr. Banning and any other person pursuant to which Mr. Banning was selected as a director. Mr. Banning has not been appointed to any committees of the board of directors at this time. As Mr. Banning currently serves as Chief Executive Officer of the Company, he will not receive any additional compensation for his service as a director. Other than as previously disclosed in the Company’s filings with the Securities and Exchange Commission, there are no transactions involving Mr. Banning that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD.

On October 5, 2026, the Company issued a news release announcing the appointment of John Banning as a director of the Company. A copy of the news release is attached to this report as Exhibit 99.1.

The information and exhibits furnished pursuant to Item 7.01 are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Exhibits.

99.1*	News release dated October 5, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* This Exhibit is intended to be furnished to, and not filed with, the Commission pursuant to General Instruction B.2 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lion Copper Corp.
Date:	October 5, 2026	(Registrant)

/s/ Maria Milagros Paredes
Maria Milagros Paredes Chief Financial Officer